UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2010 (July 28, 2010)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Suite 2100	77019
Houston, Texas	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) (i) On July 28, 2010, Baker Hughes Incorporated (the “Company”) announced that Martin S. Craighead, Senior Vice President and Chief Operating Officer of the Company, has been appointed President and Chief Operating Officer of the Company effective immediately.
     (ii) Mr. Craighead (50) served as Senior Vice President and Chief Operating Officer since May 2009. During his career at the Company, he served as President of the Drilling & Evaluation Group and as President of Baker Atlas and INTEQ. He joined the Company in 1986 and has worked in engineering, operational and managerial positions throughout North America, Latin America and Asia Pacific. Mr. Craighead earned a Bachelor of Science degree in Petroleum and Natural Gas Engineering from Pennsylvania State University and a Master of Business Administration degree from Vanderbilt University.
Item 7.01 Regulation FD Disclosure.
     On July 28, 2010, the Company issued a news release, a copy of which is furnished with this Form 8-K. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
     Except for the historical information set forth in this document, the matters discussed in this document are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. Such forward-looking statements include, but are not limited to, the risk that the cost savings and any other synergies from the acquisition may not be realized or take longer to realize than expected; the ability to successfully integrate the businesses; unexpected costs or unexpected liabilities that may arise from the acquisition; and the business plans of the customers. Additional factors that may affect future results are contained in Baker Hughes’ filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site at www.sec.gov. Except as required by law, Baker Hughes does not intend to update or revise statements contained in these materials based on new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
99.1	News Release of Baker Hughes Incorporated dated July 28, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: July 29, 2010	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

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